                          AIM TREASURER'S SERIES TRUST

                            INVESTOR CLASS SHARES OF

                         AIM U.S. GOVERNMENT MONEY FUND

    Supplement dated July 15, 2004 to the Prospectus dated November 25, 2003, as supplemented December 4, 2003, December 16, 2003, January 16, 2004,
                          May 17, 2004 and May 18, 2004

The following replaces in its entirety the information appearing under the heading "FEES AND EXPENSES":

         "FEES AND EXPENSES

         This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. If you invest in the Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for purchases and sales of Fund shares.

       SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT
                                                                             INVESTOR CLASS
       Maximum Front-End Sales Charge on purchases                                None
           as a percentage of offering price
       Maximum Contingent Deferred Sales Charge (CDSC)
           as a percentage of the lower of the total original cost                None
           or current market value of the shares
       Maximum Sales Charge on reinvested                                         None
           dividends/distributions

     ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS(1)

     U.S. GOVERNMENT MONEY FUND                                                 INVESTOR CLASS
     Management Fees(2)                                                              0.40%
     Distribution and Service (12b-1) Fees                                           None
         Other Expenses                                                              0.75%
                                                                                  -------
     Total Annual Fund Operating Expenses(3)                                         1.15%
                                                                                  =======

(1) There is no guarantee that actual expenses will be the same as those shown in the table.

(2) Effective July 1, 2004, the Board of Trustees approved an amendment to the master investment advisory agreement. Under the amended master investment advisory agreement, the management fee for the fund has been reduced. The new tiered fee rate is as follows: 0.40% on the first $300 million of the fund's average daily net assets, plus 0.30% on the next $200 million of the fund's average daily net assets, plus 0.20% on the fund's average daily net assets in excess of $500 million. Expenses have been restated to reflect this new fee rate.

(3) The advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) to 0.85%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the fund's Board of Trustees; (iv) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (v) expenses that the fund has incurred but did not actually pay because of an expenses offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.

         The expense limitation agreement may be modified or discontinued upon consultation with the Board of Trustees without further notice to investors.

EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Investor Class to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in Investor Class shares of the Fund for the time periods indicated. Within each Example, there is an assumption that you redeem all of your shares at the end of those periods and that you keep your shares. The Example also assumes that your investment had a hypothetical 5% return each year, and that the Fund's Class Investor Class shares' operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although the actual costs and performance of the Fund's Investor Class shares may be higher or lower, based on these assumptions your costs would be:

     U.S. GOVERNMENT MONEY FUND                       1 YEAR         3 YEARS      5 YEARS      10 YEARS
           Investor Class                             $ 117          $ 365        $ 633        $ 1,398"

                          AIM TREASURER'S SERIES TRUST

                       INVESCO U.S. GOVERNMENT MONEY FUND


                         Supplement dated July 15, 2004
       to the Statement of Additional Information dated November 25, 2003 as supplemented December 16, 2003, January 16, 2004, March 3, 2004,
                         April 6, 2004 and May 18, 2004


The following replaces in its entirety the information appearing in the fifth paragraph under the heading "MANAGEMENT OF THE FUND - INVESTMENT ADVISORY AGREEMENT":

         "As full compensation for its advisory services to the Fund, AIM is entitled to receive a monthly fee from the Fund. The fee is calculated at the annual rate of 0.40% on the first $300 million of the Fund's average daily net assets, 0.30% on the next $200 million of the Fund's average daily net assets and 0.20% on the Fund's average daily net assets in excess of $500 million."